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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS



    We hereby consent to the incorporation by reference in this Registration Statement on Form S-3/A #2 (333-86874) of our report dated February 7, 2002 relating to the financial statements and financial statement schedule, which appears in Honeywell International Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001. We also consent to the reference to us under the heading 'Experts' in such Registration Statement.



PRICEWATERHOUSECOOPERS LLP
Florham Park, New Jersey
September 23, 2002